BLACKROCK LIQUIDITY FUNDS

TempCash
Federal Trust Fund
Treasury Trust Fund
MuniCash

Supplement Dated December 22, 2008 to the
Premier Shares Prospectus of the Funds Listed Above Dated February 22, 2008
(each, a “Fund” and collectively, the “Funds”)

Each Fund has been accepted into the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for Money Market Funds, which the U.S. Treasury has announced has been extended through April 30, 2009. The Board of Trustees has elected to extend coverage under the Program on behalf of the Funds.

The Program provides a guarantee to shareholders of each Fund up to the amount held in the Fund as of the close of business on September 19, 2008. If the number of shares an investor holds fluctuates, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. This means that any increase in the number of shares an investor holds over the amount held after the close of business on September 19, 2008 is not covered under the Program. It also means that if an investor’s balance is below its September 19, 2008 level, the investor can bring it back up to that level and it will be covered. Note that the Program applies only to the account in which the shares were held on September 19, 2008. If an investor closes an account and reinvests in the Fund through a new account, the new balance would not be covered.

The Program is temporary and set to expire on April 30, 2009, at which point the Treasury Department can opt to extend it to no later than September 18, 2009. Each Fund has paid to be covered under the Program. For the initial three months of the Program (ending December 18, 2008), each Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008, and for the extension period (ending April 30, 2009), each Fund paid a participation fee of 0.015% of the Fund’s net asset value as of September 19, 2008. The Program is implemented under the Treasury’s Exchange Stabilization Fund (ESF), and guarantee payments under the Program will not exceed the amount available within the ESF at the date of payment. Currently, ESF assets are about $50 billion. For additional information on the Guarantee Program, you can visit the U.S. Treasury’s website at www.ustreas.gov.

Neither this prospectus supplement, the above-referenced prospectus nor any Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department. More specific information or additional information can be obtained by going to www.blackrock.com or the corresponding Fund website.

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